Exhibit 99.5

Office of the United States Trustee

In re:	DEBTOR IN POSSESSION INTERIM STATEMENT
The Kushner-Locke Company			Page 1 of 3
	Statement Number:	74
Chapter 11	For the Period FROM:	12/1/2007

Case No. LA 01-44828-SB (Administratively Consolidated with	TO:	12/31/2007

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01- 44833-SB through LA 01-44836-SB; and LA 01-44841-SB)

CASH ACTIVITY ANALYSIS (Cash Basis Only)

		Collateral	Concentration	City National
		Account	Account	Collection Account
Balance before Statement #1		$268,333.21	$65,956.21

A. Total Receipts per all Prior Interim Statements		$10,767,081.11	$9,337,049.19	$1,106,826.82

B. Less: Total Disbursements per all Prior Statements		$9,782,663.18	$9,326,060.72	$21,640.52

C. Beginning Balance		$1,252,751.14	$76,944.68	$1,085,186.30

D. Receipts during Current Period
Description
12/06/2007	S Gold (Blackhorse)			$5,975.00
12/06/2007	Wire Transfer		$45,000.00
12/10/2007	AB Svensk	$635.83
12/19/2007	Starz	$9.58
12/19/2007	Second Image	$15.00
12/19/2007	State of California	$17,701.80
12/19/2007	Wire Transfer		$75,000.00
12/24/2007	German Tax Board	$91,068.63
12/31/2007	interest	$4,401.87

TOTAL RECEIPTS THIS PERIOD		$113,832.71	$120,000.00	$5,975.00	—

E. Balance Available (C plus D)		$1,366,583.85	$196,944.68	$1,091,161.30	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 74	Page 2 of 3

F. Less: Disbursements during Current Period:

Date	Check No.	Payee/Purpose
12/04/2007	8466	Payroll		$1,357.47
12/04/2007	8467	Payroll		$6,423.20
12/04/2007	8468	Payroll		$1,628.88
12/04/2007	8469	Payroll		$2,910.11
12/04/2007	Wire	Payroll Tax		$2,177.30
12/04/2007	Wire	Payroll Tax		$2,707.30
12/06/2007	Wire	Wire Transfer	$45,000.00
12/07/2007	1051	Accurate Express		$20.70
12/07/2007	1052	Bowne of Los Angeles		$699.00
12/07/2007	1053	Point 360		$1,440.00
12/07/2007	1054	Stutman Treister & Glatt		$8,602.07
12/07/2007	Wire	ADP		$120.94
12/14/2007	1055	Franchise Tax Board		$6,400.00
12/14/2007	1056	ITE Solutions		$575.00
12/14/2007	1057	Franchise Tax Board		$800.00
12/14/2007	1058	Franchise Tax Board		$800.00
12/14/2007	1059	Franchise Tax Board		$800.00
12/14/2007	1060	Franchise Tax Board		$26.00
12/14/2007	1061	Franchise Tax Board		$26.00
12/14/2007	Wire	ADP		$120.94
12/17/2007	wire	Comerica Bank		$220.83
12/18/2007	8470	Payroll		$1,357.45
12/18/2007	8471	Payroll		$8,054.45
12/18/2007	8472	Payroll		$1,628.86
12/18/2007	8473	Payroll		$2,910.11
12/18/2007	wire	Payroll Tax		$4,018.10
12/18/2007	Wire	Payroll Tax		$2,177.34
12/19/2007	Wire	Wire Transfer	$75,000.00
12/20/2007	1062	Alice Neuhauser		$346.70
12/20/2007	1063	Arrowhead		$19.22
12/20/2007	1064	Brandon & Morner-Ritt		$3,674.17
12/20/2007	1065	Clumeck Stern Schenkelberg & Getzoff		$3,168.00
12/20/2007	1066	FilmPool Inc.		$75.00
12/20/2007	1067	Recall		$918.39
12/20/2007	1068	USI		$2,230.00
12/20/2007	1069	Blue Shield		$387.00
12/20/2007	1070	Health Net		$4,644.70
12/20/2007	8474	Payroll		$1,357.46
12/20/2007	8475	Payroll		$5,830.79
12/20/2007	8476	Payroll		$1,628.87
12/20/2007	8477	Payroll		$3,065.12
12/20/2007	Wire	Payroll Tax		$2,285.21
12/20/2007	Wire	Payroll Tax		$1,867.30
12/21/2007	1071	Accurate Express		$39.10
12/21/2007	1072	Keren Aminia		$923.88
12/28/2007	Wire	ADP		$433.56
12/31/2007	Wire	Control Agreement Fee			$50.00

TOTAL DISBURSEMENTS THIS PERIOD:			$120,000.00	$90,896.52	$50.00	—

G. Ending Balance (E less F)			$1,246,583.85	$106,048.16	$1,091,111.30	$—

DEBTOR IN POSSESSION INTERIM STATEMENT NO: 74	Page 3 of 3

H. (1) Collateral Account:
a) Depository Name and Location:	Chase Bank 1 Chase Manhattan Plaza, New York, NY 10081
b) Account Number:	323221556
(2) Concentration Account:
a) Depository Name and Location:	Comerica Bank 10900 Wilshire Blvd, Los Angeles, CA 90024
b) Account Number:	1891935460

I: Other monies on hand:

The Kushner Locke Company PWI account		$731.10
Bank of Scotland — Pinocchio	936582	£213,577.55	Pound Sterling	Time Deposit
Bank of Scotland — Basil	936582	£238,115.51	Pound Sterling	Time Deposit (KL’ s interest is 50%)
Allied Pinocchio	10747301	$—	Pound Sterling
Edge Entertainment	1891152710	$172.89

I: Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
BLT Venture	178-71491-7	$95,381.96
BLT Venture	16-524173-1101	$330.45
KL MDP Sensation	60-066-930	$—
KL\7 Venture	1890-69-6360	$31,254.28
Denial Venture	1890-69-6501	$239,600.05
Cracker LLC	1891-04-1665	$732.79
Swing	323-518095	$12,651.13
I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

/s/ Alice P. Neuhauser
Debtor in Possession